                                                                 EXHIBIT 10.51

                           THIRD AMENDMENT TO GROUND LEASE


     THIS THIRD AMENDMENT TO GROUND LEASE ("Third Amendment") is entered into as of the 31ST day of July, 1998, by and between Mavar, Inc., a Mississippi corporation ("Landlord") and Grand Casinos of Mississippi, Inc. - Biloxi, a Minnesota corporation ("Tenant").

                                 W I T N E S S E T H

     WHEREAS, Landlord and Tenant have entered into that certain Ground Lease dated as of June 23, 1992 ("Ground Lease") which Ground Lease was amended by the following instruments: (i) First Amendment to Ground Lease on November 7, 1992;
(ii) Second Amendment to Lease Agreement dated as of February 1, 1993; (iii) that certain Lessor Estoppel Certificate delivered as of November 30, 1995 (hereinafter collectively referred to as "Amendments"). The Ground Lease and Amendments are collectively referred to as "the Lease".

     WHEREAS, Landlord and Tenant desire to amend the Lease to include a vacated alley as a part of the lease Premises;

     NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree to Amend the Lease as follows:

     1. Article 1.2 - LEASE OF PREMISES; TITLE AND CONDITION of the Lease is hereby amended to include the property legally described on Exhibit A attached hereto and made a part hereof as a part of the Premises. The remaining provisions of Article 1.2 remain unchanged.

     2. Terms which are capitalized in this Third Amendment shall be defined terms and have the meaning ascribed in the Lease.

     3. All other terms and conditions of the Lease shall remain unchanged and in full force and effect.


           [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.


                              LANDLORD

ATTEST:                       MAVAR, INC., a Mississippi corporation



                              By:  /s/  Victor Mavar
                                   -----------------------------
                                   Its: President
                                        ------------------------


                              TENANT

ATTEST:                       GRAND CASINOS OF MISSISSIPPI, INC. - BILOXI, a
                              Minnesota corporation



                              By:  /s/  Timothy Cope
----------------------             -------------------------------
                                   Its: Executive Vice President
                                        --------------------------

STATE OF MISSISSIPPI
COUNTY OF HARRISON

     Personally appeared before me, the undersigned authority in and for said County and State on this 22 day of July, 1998, within my jurisdiction, the within named VICTOR MAVAR, who acknowledged that he is the PRESIDENT of Mavar, Inc., a Mississippi corporation, and that for and on behalf of said corporation and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                                        /s/  David Malen
                                        -----------------------------
                                             Notary Public

                                        My commission expires: October 9, 2000
                                                               ---------------

STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )

     Personally appeared before me, the undersigned authority in and for the said County and State, on this 31ST day of July, 1998, within my jurisdiction, the within named TIMOTHY J. COPE, who acknowledged that he is the EXECUTIVE VICE PRESIDENT of Grand Casinos of Mississippi, Inc. - Biloxi, a Minnesota corporation, and that for and on behalf of said corporation, and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said corporation so to do.



                                        /s/  Sharon Stegbauer
                                        -----------------------------
                                             Notary Public

                                        My commission expires: Jan. 31, 2000
                                                              --------------

                                      EXHIBIT A


     All that part of vacated and abandoned Maple Street lying north of the south right-of-way line of U.S. Highway 90 and south of the south line of First Street being that portion of Maple Street vacated pursuant to Resolution No. 601-96 of the City of Biloxi, and also known as Parcel No. 1410I-02-032.001, located in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi.


                                  ________________


ADDRESS OF LESSOR:            c/o Page, Mannino, Peresich Dickinson & McDermott
                              P. O. Drawer 289
                              Biloxi, MS 39533
        TELEPHONE:            (228) 374-2100

ADDRESS OF LESSEE:            c/o Maslon Edelman Borman & Brand
                              3300 Northwest Center
                              90 South Seventh St.
                              Minneapolis, MN 55402-4140
        TELEPHONE:            (612) 672-8200

DOCUMENT PREPARED BY:         Maslon Edelman Borman & Brand
                              3300 Northwest Center
                              90 South Seventh St.
                              Minneapolis, MN 55402-4140
           TELEPHONE:         (612) 672-8200

INDEXING INSTRUCTIONS:        Index in Block 1 and in Block 2
                              Summerville Addition to Biloxi
                              Harrison County, MS, 2nd District

AFTER RECORDING, RETURN TO:        Pringle & Roemer, PLLC
                                   P. O. Box 211
                                   Biloxi, MS 39533